UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2007
AeroVironment, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33261 (Commission File Number)	95-2705790 (I.R.S. Employer Identification Number)

181 W. Huntington Drive, Suite 202 Monrovia, CA (Address of principal executive offices)	91016 (Zip Code)
(626) 357-9983
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On March 8, 2007, AeroVironment, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the third fiscal quarter ended January 27, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     The information contained in this Current Report, including the exhibit referenced herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibit is filed herewith:

Exhibit
Number	Description of Exhibit
99.1	Press release issued by AeroVironment, Inc. on March 8, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 8, 2007

AEROVIRONMENT, INC.
By:	/s/ Stephen C. Wright
	Name:	Stephen C. Wright
	Title:	Vice President of Finance, Chief Financial Officer and Secretary